Raymond James 39th Annual Institutional Investors Conference March 5, 2018 Keith Cargill, President and CEO Julie Anderson, Chief Financial Officer Heather Worley, SVP and Director of Investor Relations

Certain matters discussed within or in connection with these materials may contain “forward-looking statements” as defined in federal securities laws, which are subject to risks and uncertainties and are based on Texas Capital’s current estimates or expectations of future events or future results. These statements are not historical in nature and can generally be identified by such words as “believe,” “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “intend” and similar expressions. A number of factors, many of which are beyond our control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the credit quality of our loan portfolio, general economic conditions in the United States and in our markets, including the continued impact on our customers from declines and volatility in oil and gas prices, the financial impact of the Tax Cuts and Jobs Act on our results of operations, the impact on our loan and deposit portfolios as a result of Hurricanes Harvey and Irma, rates of default or loan losses, volatility in the mortgage industry, the success or failure of our business strategies, future financial performance, future growth and earnings, the appropriateness of our allowance for loan losses and provision for credit losses, the impact of increased regulatory requirements and legislative changes on our business, increased competition, interest rate risk, the success or failure of new lines of business and new product or service offerings and the impact of new technologies. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this presentation. Texas Capital is under no obligation, and expressly disclaims any obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise. 2

3 Texas Capital is a commercially-focused bank operating in the five largest MSAs in Texas and throughout the U.S. • All five Texas markets highly ranked in U.S. in terms of job and economic growth, now with major business relocations to Texas • Substantial commercial businesses with national footprint • Focus on middle market businesses and entrepreneurs • Clients with borrowing needs of $2 to $20MM Growth Strategy • Organic growth model – no bank acquisitions • Growth in loans and deposits driven by recruiting, developing and retaining highly experienced bankers with established relationships and industry expertise • Exceptional growth opportunities with small market share in Texas and leading position in businesses outside of Texas Strong Credit Culture • Critical focus on credit quality and risk management • Business model predicted and demonstrated success of focus DallasFort Worth San Antonio Austin Houston Overview and Strategy

4 Opening Remarks & Financial Highlights Core Earnings Power Balanced Growth Credit Quality • Solid traditional LHI growth in Q4-2017 • Strong Mortgage Finance balances despite expected seasonal weakness • Continued growth in deposits, including DDAs • Benefit of good yields on strong growth in traditional LHI • Continued growth in net revenue; 3% from Q3-2017 and 21% from Q4-2016 • Operating leverage improvement excluding some non-recurring NIE items • ROE of 11.58% for Q4-2017, excluding the $17.6 million DTA write-off • NCOs for Q4-2017 $964,000, or 3 bps with $175,000 related to energy • Credit metrics continuing to improve • Q4-2017 total credit costs $8.1 million ($2.0 provision and $6.1 million OREO write-down) compared to $20.0 million for Q3-2017 Operating Results Net Income $44.7 million EPS $0.84 ROE CE 8.18% Total LHI $20.7 billion Total Deposits $19.1 billion

5 Hurricane, Energy and Retail Update Hurricane Exposure • Provision of $4.5 million recorded in Q3-2017 still available to absorb hurricane-related losses • Traditional LHI client impact has been minimal, but continuing to monitor as some grade migrations could occur • Total MFL exposure $1.6 million (7 loans), all of which are paying in accordance with loan terms and should be sold in due course Energy Exposure • Outstanding energy loans represented 6% of total loans, or $1.3 billion, at Q4-2017 compared to $1.2 billion at Q3-2017 • Addition of new loans improves composition and quality of total portfolio as problem assets are resolved • Strong reserve position relative to criticized assets and total energy portfolio ‐ Allocated reserve of $50.5 million represents 4% of energy loans and 54% of criticized energy loans ‐ $175,000 of energy net charge-offs in Q4-2017 previously reserved • Decrease in energy non-accruals ‐ Non-accruals $65.2 million at Q4-2017 compared to $81.6 million at Q3-2017 and $121.5 million at Q4-2016 ‐ Criticized energy loans decreased to 7% of energy loans at Q4-2017 from 10% at Q3-2017 and 20% at Q4-2016 ‐ Total criticized energy loans at Q4-2017 $93.3 million, down from a high of $259.7 million at Q3-2016 Retail CRE and Commercial Exposure • No significant changes in direct exposure levels since prior year-end, up $30 million to $798 million, split between C&I and CRE • Focus is concentrated in strip centers and personal services in strong markets and sub-markets • Loans are generally smaller transactions with modest advance rates • No criticized loans at December 31, 2017

9 ,7 8 5 1 1 ,9 0 1 7 ,0 5 7 1 2 ,0 6 6 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Texas Regions National Businesses $ M il li o n s Loans Deposits 6 Update on Geographic Diversification Note: (1) Texas Regions loan balances include balances from the Energy business (2) Unemployment data through November 30, 2017 • While cities directly involved in the oil/gas industry are more exposed to the energy downturn, Texas as a whole and TCBI markets are more resilient, due to improvement in its economic diversification, corporate relocations and strong population growth • Many of our national lines of business have been operating for many years, increasing our geographic diversification as each gained additional market share • National Business balances include Mortgage Finance, Builder Finance, Lender Finance, Public Finance, ABL, Franchise Finance, BDCF and national depository businesses • Our national LOBs include Texas clients, but Texas clients represent less than 20% of their total business Major Texas Metro Areas Unemployment Rate(2) Austin-Round Rock 2.7% DFW-Arlington 3.2% Houston metro 4.3% San Antonio 3.0% (1)

Net Interest Income & Margin 7 • Net interest income increase of 3% from Q3-2017 and 21% from Q4-2016 • Decrease in traditional LHI yield of 3 bps, with impact of lower fees • Growth in total MFLs decreased NIM with an increase in NII • Less than $565 million in loans subject to floors, down over $259 million compared to Q3-2017 • Average Liquidity Assets 13% of average earning assets at Q4-2017 compared to 11% at Q3-2017; negative impact on NIM Quarterly Change NII ($MM) NIM (%) $204.4 Q3 2017 3.59% 9.4 Increase in loan balances - .3 Increase in LHS yields .01 - Increase in contribution of free funds .02 - Increase in liquidity (.09) (1.1) Decrease in LHI yields (including impact of loan fees) (.02) (2.4) Increase in funding costs (.04) $210.6 Q4 2017 3.47% Earning Asset & Margin Trends NIM Highlights $17.8 $16.6 $18.2 $20.1 $21.1 $4.1 $3.6 $2.5 $2.7 $3.2 3.11% 3.29% 3.57% 3.59% 3.47% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% $- $5.0 $10.0 $15.0 $20.0 $25.0 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 P o rt fo li o B a la n c e s ($ B ) Loans Other Earning Assets NIM

Loan Growth 8 • Broad-based growth in average traditional LHI – Growth of $582.1 million (4%) from Q3-2017 and $2.3 billion (18%) from Q4-2016 • Strong growth at end of the quarter; period-end balance $356.2 million higher than Q4-2017 average balance • Increase in average MFL balances of $388.9 million from Q3-2017, building on Q3-2017 levels; benefit of higher retained balances and less impact from seasonality than expected • Average total MFLs represent 29% of average total loans at Q4-2017 compared to 29% in Q3-2017 and 29% at period end Growth Highlights Average Balance Trends ($B) Total Loan Composition ($21.7Billion at 12/31/17) $12.7 $13.0 $13.7 $14.4 $15.0 $5.3 $3.8 $4.7 $5.9 $6.2 4.39% 4.53% 4.72% 4.92% 4.89% -5.00% -3.00% -1.00% 1.00% 3.00% 5.00% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $22.0 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Po rt fo lio B al ances ($ B ) LHI (excl. MFLs) Total MFLs LHI (excl. MFL) Yield Business Assets 29% Energy 4% Highly Liquid Assets 2% Total Mortgage Finance 29% Other Assets 5% Comml R/E Mkt. Risk 16% Residential R/E Mkt. Risk 6% Owner Occupied R/E 6% Unsecured 3%

Deposit Growth 9 Average Balance Trends ($B) Funding Costs • Core funding costs – deposit costs increased 6 bps from .47% at Q3-2017 to .53% at Q4-2017 with more growth coming from interest-bearing deposits • Deposit focus on cost-effective growth ‐ Increase in linked quarter deposits with liquidity at slightly higher level than Q3-2017 ‐ Higher liquidity unfavorable to NIM in Q4-2017; some fluctuations may occur from quarter to quarter based on timing of deposit growth relative to total loan growth Growth Highlights $9.5 $9.4 $9.4 $10.3 $11.4 $9.1 $7.5 $7.9 $8.8 $9.1 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $22.0 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 D ep osit B ala nc es ( $B ) Interest-Bearing Deposits DDAs 0.22% 0.32% 0.38% 0.47% 0.53% 0.31% 0.40% 0.48% 0.56% 0.62% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% Q4 2016 Q1 2017 Q2 2017 Q3 2017 Avg Cost of Deposits Total Funding Costs

Non-interest Expense 10 Quarterly Change Non-interest expense ($MM) Increase/ (Decrease) Q3 2017 $114.8 Salaries and employee benefits – FAS 123R (includes stock price changes) 1.0 Salaries and employee benefits – non-LTI incentives and annual incentive pool 1.0 Salaries and employee benefits – continued build out 1.3 FDIC assessment .5 Legal and professional – can vary from quarter to quarter 2.4 Servicing related expenses – includes $2.8 million MSR impairment expense 3.3 OREO write-down 6.1 All other – includes occupancy, technology, marketing 2.7 Q4 2017 $133.1 • Full year 2017 efficiency ratio (excluding OREO write-down) of 55.0% comparable with prior year of 54.6% with some additional items in Q4-2017 driving higher NIE such as MSR impairment, stock price increase, additional incentives related to tax reform and lumpiness in other professional and other • Increase in FAS 123R expense with stock price changes; Q4-2017 expense of $7.1 million compared to $6.1 million with $1.4 million increase related to stock price; total expense $22.0 million for 2017 compared to $13.6 million in 2016 • Q4-2017 legal and professional expense elevated related to some non-recurring items compared to Q3-2017 which was unusually low NIE - Efficiency Annual Change Non-interest expense ($MM) Increase/ (Decrease) YTD 2016 $382.4 Salaries and employee benefits – FAS 123R (includes stock price changes) 8.4 Salaries and employee benefits – non-LTI incentives and annual incentive pool 4.9 Salaries and employee benefits – continued build out 22.7 Communications and technology – technology write-off in Q2 5.3 Legal and professional 6.4 Servicing related expenses 13.8 OREO write-down in Q4 6.1 All other – includes occupancy, technology, marketing, FDIC assessment 15.9 YTD 2017 $465.9

Asset Quality 11 • Total credit cost of $8.1 million for Q4-2017 (includes $6.1 million OREO write-down), compared to $20.0 million in Q3-2017 and $9.0 million in Q4-2016 • NCOs $964,000, or 3 bps, in Q4-2017 compared to $10.7 million, or 30 bps, in Q3-2017 and 65 bps in Q4-2016 • NPL ratio reduced to .49% of total LHI • $175,000 in charge-offs related to energy in Q4-2017; energy NPLs at $65.2 million for Q4-2017 compared to $81.6 million in Q3-2017 and $121.5 million in Q4-2016 Asset Quality Highlights Non-accrual loans Q4 2017 Commercial $ 99,731 Construction – Real estate 1,713 Consumer – Equipment leases – Total non-accrual loans 101,444 Non-accrual loans as % of LHI excluding MF .66% Non-accrual loans as % of total LHI .49% OREO 11,742 Total Non-accruals + OREO $ 113,186 Non-accrual loans + OREO as % of loans excluding MF + OREO .74% Reserve to non-accrual total LHI 1.8x NCO / Average Traditional LHI Combined Reserves/ Trad’l LHI 1.09% 1.06% 1.28% 1.38% 1.26% 0.07% 0.07% 0.10% 0.38% 0.21% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2013 2014 2015 2016 YTD 2017

Performance Summary - Quarterly 12 (in thousands) Q4 2017 Q3 2017 Q2 2017 Q1 2017 Q4 2016 Net interest income $ 210,649 $ 204,361 $ 182,959 $ 163,359 $ 171,223 Non-interest income 19,374 19,003 18,769 17,110 18,835 Net revenue 230,023 223,364 201,728 180,469 190,058 Provision for credit losses 2,000 20,000 13,000 9,000 9,000 OREO write-down 6,111 - - - - Non-interest expense 127,027 114,830 111,814 106,094 106,523 Income before income taxes 94,885 88,534 76,914 65,375 74,535 Income tax expense 50,143 29,850 25,819 22,833 26,149 Net income 44,742 58,684 51,095 42,542 48,386 Preferred stock dividends 2,437 2,438 2,437 2,438 2,437 Net income available to common shareholders $ 42,305 $ 56,246 $ 48,658 $ 40,104 $ 45,949 Diluted EPS $ .84 $ 1.12 $ .97 $ .80 $ .96 Net interest margin 3.47% 3.59% 3.57% 3.29% 3.11% ROA .71% .99% .96% .83% .85% ROE 8.18% 11.20% 10.08% 8.60% 10.82% ROE, excl. DTA write-off 11.58% 11.20% 10.08% 8.60% 10.82% Efficiency 57.9% 51.4% 55.4% 58.8% 56.0% Efficiency, excl. OREO write-down 55.2% 51.4% 55.4% 58.8% 56.0%

13 Performance Summary - Annual (in thousands) 2017 2016 2015 2014 2013 Net interest income $ 761,328 $ 639,814 $ 556,530 $ 476,965 $ 419,513 Non-interest income 74,256 60,780 47,738 42,511 44,024 Net revenue 835,584 700,594 604,268 519,476 463,537 Provision for credit losses 44,000 77,000 53,250 22,000 19,000 OREO write-down 6,111 - - - - Non-interest expense 459,765 382,397 326,523 285,114 256,729 Income before income taxes 325,708 241,197 224,495 212,362 187,808 Income tax expense 128,645 86,078 79,641 76,010 66,757 Net income 197,063 155,119 144,854 136,352 121,051 Preferred stock dividends 9,750 9,750 9,750 9,750 7,394 Net income available to common shareholders $ 187,313 $ 145,369 $ 135,104 $ 126,602 $ 113,657 Diluted EPS $ 3.73 $ 3.11 $ 2.91 $ 2.88 $ 2.72 Net interest margin 3.49% 3.14% 3.14% 3.78% 4.22% Net interest margin excl. liquidity assets 3.86% 3.67% 3.66% 3.91% 4.28% ROA .87% .74% .79% 1.05% 1.17% ROE 9.51% 9.27% 9.65% 11.31% 12.82% ROE, excl. DTA write-off 10.41% 9.27% 9.65% 11.31% 12.82% Efficiency 55.8% 54.6% 54.0% 54.9% 55.4% Efficiency, excl. OREO write-down 55.0% 54.6% 54.0% 54.9% 55.4%

2018 Outlook 14 Business Driver 2018 Outlook v. 2017 Results Comments & Changes since January 24, 2018 Average LHI Low to mid-teens percent growth Average LHI – Mortgage Finance Flat to low single digit percent growth for the year; $3.8 to $4.0 billion average for Q1-2018 Updated to provide range for Q1-2018 average balance Loans held for sale (MCA) $1 billion average - Average Deposits Low to mid-teens percent growth; seasonal decline in Q1-2018 Updated to provide details on seasonality Net Revenue Low to mid-teens percent growth - Net Interest Margin 3.35% to 3.45% - Provision Expense Mid-$50 to mid-$60 million level - NIE High single digit to low-teens percent growth - Efficiency Ratio Low- to mid-50s - Effective tax rate 22%

Closing Comments • Exceptional 2017 earnings and improving profitability metrics • Continued strong traditional LHI growth expected in 2018 • Deposit growth continuing and more balanced with loan growth; continued effective utilization of liquidity and capital • Strong asset sensitivity overcomes the expected shift in deposit composition with rising rates, allowing continued positive spread on future rate moves • Credit metrics improving and remains especially favorable on non-energy portfolio; we are comfortable with energy portfolio and reserve position • Focus on ROE • Increase in contribution from new/expanded businesses while continuing to grow core areas • Slowing in pace of NIE growth evidenced in Q4-2017, excluding some unusual items • Increased operating leverage in 2018 • Positive impact from new corporate tax rate 15

Q&A 16

Appendix 17

Average Balances, Yields & Rates - Quarterly

(in thousands)	Q4 2017		Q3 2017		Q4 2016	
	Avg. Bal.	Yield Rate	Avg. Bal.	Yield Rate	Avg. Bal.	Yield Rate
Assets						
Securities	$ 23,678	3.57%	$ 86,087	1.57%	$ 25,539	3.59%
Liquidity assets	3,217,486	1.28%	2,588,998	1.25%	4,066,084	.54%
Loans held for sale	1,144,124	3.99%	1,009,703	3.88%	944,484	3.33%
LHI, mortgage finance	5,102,107	3.46%	4,847,530	3.46%	4,371,475	3.19%
LHI	15,010,041	4.89%	14,427,980	4.92%	12,701,868	4.39%
Total LHI, net of reserve	19,928,915	4.57%	19,102,736	4.59%	16,892,616	4.13%
Total earning assets	24,314,203	4.11%	22,787,524	4.17%	21,928,723	3.43%
Total assets	$25,080,825		$23,501,302		$22,524,394	
Liabilities and Stockholders' Equity						
Total interest bearing deposits	$11,406,769	.96%	$ 10,260,243	.87%	$ 9,466,871	.44%
Other borrowings	1,852,750	1.31%	1,821,837	1.25%	1,553,010	.52%
Total long-term debt	394,754	5.17%	394,662	5.15%	394,391	5.04%
Total interest bearing liabilities	13,654,273	1.13%	12,476,742	1.06%	11,414,272	.61%
Demand deposits	9,085,819		8,764,263		9,129,668	
Total deposits	20,492,588	.53%	19,024,506	.47%	18,596,539	.22%
Stockholders' equity	2,202,683		2,143,299		1,839,301	
Total liabilities and stockholders' equity	$25,080,825	.62%	$23,501,302	.56%	$22,524,394	.31%
Net interest margin		**3.47%**		**3.59%**		**3.11%**
Total deposits and borrowed funds	**$22,345,338**	**.60%**	**$20,846,343**	**.54%**	**$20,149,549**	**.25%**

18

TEXAS CAPITAL BANCSHARES, INC.

19 Average Balances, Yields & Rates - Annual (in thousands) 2017 2016 Avg. Bal. Yield Rate Avg. Bal. Yield Rate Assets Securities $ 51,806 2.06% $ 27,223 3.60% Liquidity assets 2,953,040 1.08% 3,443,324 .52% Loans held for sale 1,016,144 3.85% 416,325 3.36% LHI, mortgage finance 4,136,653 3.46% 4,292,942 3.14% LHI 14,040,965 4.77% 12,371,634 4.33% Total LHI, net of reserve 18,003,513 4.52% 16,500,953 4.07% Total earning assets 22,024,503 4.02% 20,387,825 3.45% Total assets $22,704,848 $20,946,725 Liabilities and Stockholders’ Equity Total interest bearing deposits $10,133,206 .79% $ 9,095,726 .41% Other borrowings 1,618,238 1.10% 1,480,302 .45% Total long-term debt 394,619 5.16% 394,256 5.02% Total interest bearing liabilities 12,146,063 .97% 10,970,284 .58% Demand deposits 8,320,650 8,124,174 Stockholders’ equity 2,119,191 1,717,589 Total liabilities and stockholders’ equity $22,704,848 .52% $20,946,725 .30% Net interest margin 3.49% 3.14% Net interest margin excl. liquidity assets 3.86% 3.67% Total deposits and borrowed funds $20,072,094 .49% $18,700,202 .23%

Average Balance Sheet - Quarterly 20 (in thousands) QTD Average Q4/Q3 % Change YOY % Change Q4 2017 Q3 2017 Q4 2016 Total assets $25,080,825 $23,501,302 $22,524,394 7% 11% Loans held for sale 1,144,124 1,009,703 944,484 13% 21% Loans held for investment 15,010,041 14,427,980 12,701,868 4% 18% Loans held for investment, mortgage finance 5,102,107 4,847,530 4,371,475 5% 17% Total loans held for investment 20,112,148 19,275,510 17,073,343 4% 18% Total loans 21,256,272 20,285,213 18,017,827 5% 18% Liquidity assets 3,217,486 2,588,998 4,066,084 24% (21)% Demand deposits 9,085,819 8,764,263 9,129,668 4% (0)% Total deposits 20,492,588 19,024,506 18,596,539 8% 10% Stockholders’ equity 2,202,683 2,143,299 1,839,301 3% 20%

Period End Balance Sheet 21 (in thousands) Period End Q4/Q3 % Change YOY % Change Q4 2017 Q3 2017 Q3 2016 Total assets $25,075,645 $24,400,998 $21,697,134 3% 16% Loans held for sale 1,011,004 955,983 968,929 6% 4% Loans held for investment 15,366,252 14,828,406 13,001,011 4% 18% Loans held for investment, mortgage finance 5,308,160 5,642,285 4,497,338 (6)% 18% Total loans held for investment 20,674,412 20,470,691 17,498,349 1% 18% Total loans 21,685,416 21,426,674 18,467,278 1% 17% Liquidity assets 2,727,581 2,357,537 2,725,645 16% 0% Demand deposits 7,812,660 8,263,202 7,994,201 (5)% (2)% Total deposits 19,123,180 19,081,257 17,016,831 0% 12% Stockholders’ equity 2,202,721 2,158,363 2,009,557 2% 10%